                                                                   EXHIBIT 20.17


                  OLYMPIC AUTOMOBILE RECEIVABLES TRUST 1997 - A


                         MONTHLY SERVICER'S CERTIFICATE




           Accounting Date:                                     August 31, 1999
                                                        ------------------------
           Determination Date:                                September 6, 1999
                                                        ------------------------
           Distribution Date:                                September 15, 1999
                                                        ------------------------
           Monthly Period Ending:                               August 31, 1999
                                                        ------------------------


           This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of March 1, 1997, among Olympic Automobile Receivables Trust, 1997-A (the "Trust"), Olympic Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

           Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.




    I.     Collection Account Summary

           Available Funds:
                        Payments Received                                                   $14,320,296.84
                        Liquidation Proceeds (excluding Purchase Amounts)                    $1,905,960.10
                        Current Monthly Advances                                                175,727.90
                        Amount of withdrawal, if any, from the Spread Account                        $0.00
                        Monthly Advance Recoveries                                             (171,021.11)
                        Purchase Amounts-Warranty and Administrative Receivables                     $0.00
                        Purchase Amounts - Liquidated Receivables                                    $0.00
                        Income from investment of funds in Trust Accounts                       $59,026.93
                                                                                        -------------------
           Total Available Funds                                                                                     $16,289,990.66
                                                                                                               =====================

           Amounts Payable on Distribution Date:
                        Reimbursement of Monthly Advances                                            $0.00
                        Backup Servicer Fee                                                          $0.00
                        Basic Servicing Fee                                                    $247,713.06
                        Trustee and other fees                                                       $0.00
                        Class A-1 Interest Distributable Amount                                      $0.00
                        Class A-2 Interest Distributable Amount                                      $0.00
                        Class A-3 Interest Distributable Amount                                 $82,696.53
                        Class A-4 Interest Distributable Amount                                $912,759.38
                        Class A-5 Interest Distributable Amount                                $471,296.67
                        Noteholders' Principal Distributable Amount                         $11,412,303.86
                        Certificate Holders Interest Distributable Amount                      $184,260.83
                        Certificate Holders Principal Distributable Amount                   $1,437,317.87
                        Amounts owing and not paid to Security Insurer under
                             Insurance Agreement                                                     $0.00
                        Supplemental Servicing Fees (not otherwise paid to Servicer)                 $0.00
                        Spread Account Deposit                                               $1,541,642.47
                                                                                        -------------------
           Total Amounts Payable on Distribution Date                                                                $16,289,990.66
                                                                                                               =====================



                                 Page 1 (1997-A)

    II.    Available Funds

           Collected Funds (see V)
                                  Payments Received                                         $14,320,296.84
                                  Liquidation Proceeds (excluding Purchase Amounts)          $1,905,960.10           $16,226,256.94
                                                                                        -------------------

           Purchase Amounts                                                                                                   $0.00

           Monthly Advances
                                  Monthly Advances - current Monthly Period (net)                $4,706.79
                                  Monthly Advances - Outstanding Monthly Advances
                                     not otherwise reimbursed to the Servicer                        $0.00                $4,706.79
                                                                                        -------------------

           Income from investment of funds in Trust Accounts                                                             $59,026.93
                                                                                                               ---------------------

           Available Funds                                                                                           $16,289,990.66
                                                                                                               =====================

   III.    Amounts Payable on Distribution Date

           (i)(a)      Taxes due and unpaid with respect to the Trust
                       (not otherwise paid by OFL or the Servicer)                                                            $0.00

           (i)(b)      Outstanding Monthly Advances (not otherwise reimbursed
                       to Servicer and to be reimbursed on the Distribution Date)                                             $0.00

           (i)(c)      Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                        $0.00

           (ii)        Accrued and unpaid fees (not otherwise paid by OFL or the
                       Servicer):
                                  Owner Trustee                                                      $0.00
                                  Administrator                                                      $0.00
                                  Indenture Trustee                                                  $0.00
                                  Indenture Collateral Agent                                         $0.00
                                  Lockbox Bank                                                       $0.00
                                  Custodian                                                          $0.00
                                  Backup Servicer                                                    $0.00
                                  Collateral Agent                                                   $0.00                    $0.00
                                                                                        -------------------

           (iii)(a)    Basic Servicing Fee (not otherwise paid to Servicer)                                             $247,713.06

           (iii)(b)    Supplemental Servicing Fees (not otherwise paid to Servicer)                                           $0.00

           (iii)(c)    Servicer reimbursements for mistaken deposits or postings
                       of checks returned for insufficient funds (not otherwise
                       reimbursed to Servicer)                                                                                $0.00

           (iv)        Class A-1 Interest Distributable Amount                                                                $0.00
                       Class A-2 Interest Distributable Amount                                                                $0.00
                       Class A-3 Interest Distributable Amount                                                           $82,696.53
                       Class A-4 Interest Distributable Amount                                                          $912,759.38
                       Class A-5 Interest Distributable Amount                                                          $471,296.67

           (v)         Noteholders' Principal Distributable Amount
                            Payable to Class A-1 Noteholders                                                                  $0.00
                            Payable to Class A-2 Noteholders                                                         $11,412,303.86
                            Payable to Class A-3 Noteholders                                                                  $0.00
                            Payable to Class A-4 Noteholders                                                                  $0.00
                            Payable to Class A-5 Noteholders                                                                  $0.00

           (vi)        Certificate Holders Interest Distributable Amount                                                $184,260.83

           (vii)       Unpaid principal balance of the Class A-1 Notes after
                       deposit to the Note Distribution Account of any funds in
                       the Class A-1 Holdback Subaccount (applies only on the
                       Class A-1 Final Scheduled Distribution Date)                                                           $0.00

           (viii)      Certificate Principal Distributable Amount                                                     $1,437,317.87

           (ix)        Amounts owing and not paid to Security Insurer under Insurance
                       Agreement                                                                                              $0.00
                                                                                                               ---------------------

                       Total amounts payable on Distribution Date                                                    $14,748,348.19
                                                                                                               =====================



                                 Page 2 (1997-A)

    IV.    Calculation of Credit Enhancement Fee ("Spread Account Deposit"); withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall
           and Class A-1 Maturity Shortfall

           Spread Account deposit:

                         Amount of excess, if any, of Available Funds over total amounts payable (or
                         amount of such excess up to the Spread Account Maximum Amount)                               $1,541,642.47

           Reserve Account Withdrawal on any Determination Date:

                         Amount of excess, if any, of total amounts payable over Available Funds
                         (excluding amounts payable under item (vii) of Section III)                                          $0.00

                         Amount available for withdrawal from the Reserve Account (excluding the
                         Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect of transfers
                         of Subsequent Receivables)                                                                           $0.00

                         (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection
                         Account.)

                         Amount of withdrawal, if any, from the Reserve Account                                               $0.00

           Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled
           Distribution Date:

                         Amount by which (a) the remaining principal balance of the Class A-1 Notes exceeds (b) Available Funds after payment of amounts set forth in item (v)
                         of Section III                                                                                       $0.00

                         Amount available in the Class A-1 Holdback Subaccount                                                $0.00

                         (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of
                         Section III) shall be withdrawn by the Indenture Trustee from the Class A-1
                         Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution
                         Account for payment to the Class A-1 Noteholders)

                         Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                                 $0.00

           Deficiency Claim Amount:

                         Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1 Holdback Subaccount and
                         Available Funds                                                                                      $0.00

                         (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section
                         III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

           Pre-Funding Account Shortfall:

                         Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1
                         Prepayment Amount, the Class A-2 Prepayment Amount, the Class A-3
                         Prepayment Amount, the Class A-4 Prepayment Amount, and the Class A-5
                         Prepayment Amount over (b) the amount on deposit in the Pre-Funding Account                          $0.00

           Class A-1 Maturity Shortfall:

                         Amount of excess, if any, on the Class A-1 Final Scheduled Distribution
                         Date, of (a) the unpaid principal balance of the Class A-1 Notes over (b)
                         the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or pursuant to a withdrawal from the
                         Class A-1 Holdback Subaccount.                                                                       $0.00

           (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1
           Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the
           Collateral Agent, the Security Insurer, the Fiscal Agent, if any, the Owner Trustee and
           the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or
           the Class A-1 Maturity Shortfall.)



                                 Page 3 (1997-A)

    V.     Collected Funds

           Payments Received:
                            Supplemental Servicing Fees                                              $0.00
                            Amount allocable to interest                                      3,704,978.13
                            Amount allocable to principal                                    10,615,318.71
                            Amount allocable to Insurance Add-On Amounts                             $0.00
                            Amount allocable to Outstanding Monthly Advances
                               (reimbursed to the Servicer prior to deposit in
                               the Collection Account)                                               $0.00
                                                                                        -------------------

           Total Payments Received                                                                                   $14,320,296.84

           Liquidation Proceeds:
                            Gross amount realized with respect to Liquidated
                               Receivables                                                    1,916,581.78

                            Less: (i) reasonable expenses incurred by Servicer
                               in connection with the collection of such
                               Liquidated Receivables and the repossession and
                               disposition of the related Financed Vehicles and
                               (ii) amounts required to be refunded to Obligors
                               on such Liquidated Receivables                                   (10,621.68)
                                                                                        -------------------

           Net Liquidation Proceeds                                                                                   $1,905,960.10

           Allocation of Liquidation Proceeds:
                            Supplemental Servicing Fees                                              $0.00
                            Amount allocable to interest                                             $0.00
                            Amount allocable to principal                                            $0.00
                            Amount allocable to Insurance Add-On Amounts                             $0.00
                            Amount allocable to Outstanding Monthly Advances
                               (reimbursed to the Servicer prior to deposit in
                               the Collection Account)                                               $0.00                    $0.00
                                                                                        -------------------    ---------------------

           Total Collected Funds                                                                                     $16,226,256.94
                                                                                                               =====================

    VI.    Purchase Amounts Deposited in Collection Account

           Purchase Amounts - Warranty Receivables                                                                            $0.00
                            Amount allocable to interest                                             $0.00
                            Amount allocable to principal                                            $0.00
                            Amount allocable to Outstanding Monthly Advances
                               (reimbursed to the Servicer prior to deposit in
                               the Collection Account)                                               $0.00

           Purchase Amounts - Administrative Receivables                                                                      $0.00
                            Amount allocable to interest                                             $0.00
                            Amount allocable to principal                                            $0.00
                            Amount allocable to Outstanding Monthly Advances
                               (reimbursed to the Servicer prior to deposit in
                               the Collection Account)                                               $0.00
                                                                                        -------------------

           Total Purchase Amounts                                                                                             $0.00
                                                                                                               =====================

   VII.    Reimbursement of Outstanding Monthly Advances

           Outstanding Monthly Advances                                                                                 $371,557.68

           Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                            Payments received from Obligors                                   ($171,021.11)
                            Liquidation Proceeds                                                     $0.00
                            Purchase Amounts - Warranty Receivables                                  $0.00
                            Purchase Amounts - Administrative Receivables                            $0.00
                                                                                        -------------------

           Outstanding Monthly Advances to be netted against Monthly
              Advances for the current Monthly Period                                                                  ($171,021.11)

           Outstanding Monthly Advances to be reimbursed out of
              Available Funds on the Distribution Date                                                                 ($171,021.11)

           Remaining Outstanding Monthly Advances                                                                       $200,536.57

           Monthly Advances - current Monthly Period                                                                    $175,727.90
                                                                                                               ---------------------

           Outstanding Monthly Advances - immediately following the Distribution Date                                   $376,264.47
                                                                                                               =====================



                                 Page 4 (1997-A)

   VIII.  Calculation of Interest and Principal Payments

          A.  Calculation of Principal Distribution Amount

                  Payments received allocable to principal                                                          $10,615,318.71
                  Aggregate of Principal Balances as of the Accounting Date of all
                    Receivables that became Liquidated Receivables
                    during the Monthly Period                                                                        $2,234,303.02
                  Purchase Amounts - Warranty Receivables allocable to principal                                             $0.00
                  Purchase Amounts - Administrative Receivables allocable to principal                                       $0.00
                  Amounts withdrawn from the Pre-Funding Account                                                             $0.00
                  Cram Down Losses                                                                                           $0.00
                                                                                                               ---------------------
              Principal Distribution Amount                                                                         $12,849,621.73
                                                                                                               =====================

          B.  Calculation of Class A-1 Interest Distributable Amount

                  Class A-1 Monthly Interest Distributable Amount:

                  Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                     of principal to Class A-1 Noteholders on such Distribution Date)                  $0.00

                  Multiplied by the Class A-1 Interest Rate                                            5.500%

                  Multiplied by actual days in the period or in the case of the first
                     Distribution Date, by 25/360                                                 0.08611111                 $0.00
                                                                                          -------------------

                  Plus any unpaid Class A-1 Interest Carryover Shortfall                                                     $0.00
                                                                                                               ---------------------

                  Class A-1 Interest Distributable Amount                                                                    $0.00
                                                                                                               =====================

          C.  Calculation of Class A-2 Interest Distributable Amount

                  Class A-2 Monthly Interest Distributable Amount:

                  Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                     of principal to Class A-2 Noteholders on such Distribution Date)                  $0.00

                  Multiplied by the Class A-2 Interest Rate                                            6.125%

                  Multiplied by 1/12 or in the case of the first Distribution Date, by
                     25/360                                                                       0.08333333                 $0.00
                                                                                          -------------------

                  Plus any unpaid Class A-2 Interest Carryover Shortfall                                                     $0.00
                                                                                                               ---------------------

                  Class A-2 Interest Distributable Amount                                                                    $0.00
                                                                                                               =====================

          D.  Calculation of Class A-3 Interest Distributable Amount

                  Class A-3 Monthly Interest Distributable Amount:

                  Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                     of principal to Class A-3 Noteholders on such Distribution Date)         $15,505,598.51

                   Multiplied by the Class A-3 Interest Rate                                           6.400%

                   Multiplied by 1/12 or in the case of the first Distribution Date, by
                      25/360                                                                      0.08333333            $82,696.53
                                                                                          -------------------

                   Plus any unpaid Class A-3 Interest Carryover Shortfall                                                    $0.00
                                                                                                               ---------------------

                   Class A-3 Interest Distributable Amount                                                              $82,696.53
                                                                                                               =====================

          E.  Calculation of Class A-4 Interest Distributable Amount

                  Class A-4 Monthly Interest Distributable Amount:

                  Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
                     of principal to Class A-4 Noteholders on such Distribution Date)        $165,330,000.00

                  Multiplied by the Class A-4 Interest Rate                                            6.625%

                  Multiplied by 1/12 or in the case of the first Distribution Date, by
                     25/360                                                                       0.08333333           $912,759.38
                                                                                                               ---------------------

                  Plus any unpaid Class A-4 Interest Carryover Shortfall                                                     $0.00
                                                                                                               ---------------------

                  Class A-4 Interest Distributable Amount                                                              $912,759.38
                                                                                                               =====================



                                 Page 5 (1997-A)

         F.  Calculation of Class A-5 Interest Distributable Amount

                  Class A-5 Monthly Interest Distributable Amount:

                  Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
                     of principal to Class A-5 Noteholders on such Distribution Date)         $83,170,000.00

                  Multiplied by the Class A-5 Interest Rate                                            6.800%

                  Multiplied by 1/12 or in the case of the first Distribution Date, by
                     25/360                                                                       0.08333333            $471,296.67
                                                                                          -------------------

                  Plus any unpaid Class A-5 Interest Carryover Shortfall                                                      $0.00
                                                                                                               ---------------------

                  Class A-5 Interest Distributable Amount                                                               $471,296.67
                                                                                                               =====================


         H.  Calculation of Noteholders' Interest Distributable Amount

                  Class A-1 Interest Distributable Amount                                              $0.00
                  Class A-2 Interest Distributable Amount                                              $0.00
                  Class A-3 Interest Distributable Amount                                         $82,696.53
                  Class A-4 Interest Distributable Amount                                        $912,759.38
                  Class A-5 Interest Distributable Amount                                        $471,296.67

                  Noteholders' Interest Distributable Amount                                                          $1,466,752.57
                                                                                                               =====================

         I.  Calculation of Noteholders' Principal Distributable Amount:

                  Noteholders' Monthly Principal Distributable Amount:

                  Principal Distribution Amount                                               $12,849,621.73

                  Multiplied by Noteholders' Percentage ((i) for each Distribution
                     Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero,
                     100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the
                     Principal Distribution Amount, the initial principal balance of the Class A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date for the preceding Distribution Date minus that portion of the Principal Distribution Amount applied to retire the Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the Determination Date over the Aggregate Principal Balance
                     (plus any funds remaining on deposit in the Pre-Funding Account)
                     as of the Accounting Date for the preceding Distribution Date)                    88.81%        $11,412,303.86
                                                                                          -------------------


                  Unpaid Noteholders' Principal Carryover Shortfall                                                           $0.00
                                                                                                               ---------------------

                  Noteholders' Principal Distributable Amount                                                        $11,412,303.86
                                                                                                               =====================

         J.  Application of Noteholders' Principal Distribution Amount:

                  Amount of Noteholders' Principal Distributable Amount payable to
                  Class A-1 Notes (equal to entire Noteholders' Principal
                  Distributable Amount until the principal balance
                  of the Class A-1 Notes is reduced to zero)                                                                  $0.00
                                                                                                               =====================

                  Amount of Noteholders' Principal Distributable Amount payable to
                  Class A-2 Notes (no portion of the Noteholders' Principal
                  Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
                  thereafter, equal to the entire Noteholders' Principal Distributable
                  Amount)                                                                                            $11,412,303.86
                                                                                                               =====================




                                 Page 6 (1997-A)

         K.  Calculation of Certificate Holders Interest Distributable Amount

                  Certificate Holders Monthly Interest Distributable Amount:

                  Certificate Balance (as of the close of business
                     on the preceding Distribution Date)                                    $33,250,075.39

                  Multiplied by the Certificate Pass-Through Rate                                    6.650%

                  Multiplied by 1/12 or in the case of the first Distribution Date,
                     by 25/360                                                                  0.08333333              $184,260.83
                                                                                        -------------------

                  Plus any unpaid Certificate Interest Carryover Shortfall                                                    $0.00
                                                                                                               ---------------------

                  Certificate Holders Interest Distributable Amount                                                     $184,260.83
                                                                                                               =====================

         L.  Calculation of Certificate Principal Distributable Amount:

                  Certificate Holders Monthly Principal Distributable Amount:

                  Principal Distribution Amount                                             $12,849,621.73

                  Multiplied by Certificateholders' Percentage ((i) for each
                     Distribution Date before the principal balance of the Class A-1
                     Notes is reduced to zero, 0%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 0% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, 100% minus the Noteholders'
                     Percentage (computed after giving effect to the retirement of the Class A-1 Notes) and (iii) for each Distribution Date
                     thereafter, 100% minus Noteholders' Percentage)                                 11.19%           $1,437,317.87
                                                                                        -------------------

                  Unpaid Certificate Holders Principal Carryover Shortfall                                                    $0.00
                                                                                                               ---------------------

                  Certificate Holders Principal Distributable Amount                                                  $1,437,317.87
                                                                                                               =====================

         IX.      Pre-Funding Account

                  A.  Withdrawals from Pre-Funding Account:

                  Amount on deposit in the Pre-Funding Account as of the preceding
                     Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
                                                                                                                              $0.00

                                                                                                               ---------------------
                                                                                                                              $0.00
                                                                                                               =====================

                  Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
                     Subsequent Transfer Date (an amount equal to (a) $0 (the
                     aggregate Principal Balance of Subsequent Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by
                     (A) one less (B)((i) the Pre-Funded Amount after giving effect to
                     transfer of Subsequent Receivables over (ii) $0))                                                        $0.00

                  Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
                     Account has been reduced to $100,000 or less as of the
                     Distribution Date (see B below)                                                                          $0.00
                                                                                                               ---------------------

                  Amount remaining on deposit in the Pre-Funding Account after
                     Distribution Date
                             Pre-Funded Amount                                                       $0.00
                                                                                        -------------------
                                                                                                                              $0.00
                                                                                                               =====================



                                Page 7 (1997-A)

    IX.    Pre-Funding Account (cont.)

           B. Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

           Amount withdrawn from the Pre-Funding Account as a result of the
              Pre-Funded Amount not being reduced to zero on the Distribution
              Date on or immediately preceding the end of the Funding Period
              (May 1997 Distribution Date) or the Pre-Funded Amount being
              reduced to $100,000 or less on any Distribution Date                                                            $0.00

           Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate
              Balance) of the Pre-Funded Amount as of the Distribution Date)                                                  $0.00

           Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate
              Balance) of the Pre-Funded Amount as of the Distribution Date)                                                  $0.00

           Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate
              Balance) of the Pre-Funded Amount as of the Distribution Date)                                                  $0.00

           Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate
              Balance) of the Pre-Funded Amount as of the Distribution Date)                                                  $0.00

           Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate
              Balance) of the Pre-Funded Amount as of the Distribution Date)                                                  $0.00

           Certificate Prepayment Amount (equal to the Certificateholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate
              Balance) of the Pre-Funded Amount as of the Distribution Date)                                                  $0.00

           C.  Prepayment Premiums:

           Class A-1 Prepayment Premium                                                                                       $0.00
           Class A-2 Prepayment Premium                                                                                       $0.00
           Class A-3 Prepayment Premium                                                                                       $0.00
           Class A-4 Prepayment Premium                                                                                       $0.00
           Class A-5 Prepayment Premium                                                                                       $0.00

           Certificate Prepayment Premium                                                                                     $0.00



                                Page 8 (1997-A)

    X.     Reserve Account

           Requisite Reserve Amount:

           Portion of Requisite Reserve Amount calculated with respect to Class
              A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes,
              Class A-5 Notes, and Certificates:

                            Product of (x) 6.34% (weighted average interest of Class A-1 Interest
                            Rate, Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4
                            Interest Rate, Class A-5 Interest Rate and Certificate Interest Rate
                            (based on the outstanding Class A-1, Class A-2 Class A-3, Class A-4, and
                            Class A-5 principal balance and the Certificate Balance), divided by
                            360, (y) $0.00 (the Pre-Funded Amount on such Distribution Date) and (z)
                            0 (the number of days until the May 1997 Distribution Date))                                      $0.00

                            Less the product of (x) 2.5% divided by 360, (y) $0.00 (the Pre-Funded
                            Amount on such Distribution Date) and (z) 0 (the number of days until
                            the April 1997 Distribution Date)                                                                ($0.00)
                                                                                                               ---------------------


           Requisite Reserve Amount                                                                                          ($0.00)
                                                                                                               =====================

           Amount on deposit in the Reserve Account (other than the Class A-1 Holdback Subaccount)
              as of the preceding Distribution Date or, in the case of the first Distribution Date,
              as of the Closing Date                                                                                          $0.00

           Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the
              Reserve Account (other than the Class A-1 Holdback Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn from
              the Pre-Funding Account in respect of transfers of Subsequent Receivables)                                      $0.00

           Less: the excess, if any, of the amount on deposit in the Reserve Account (other than the
              Class A-1 Holdback Subaccount) over the Requisite Reserve Amount (and amount withdrawn from the Reserve Account to cover the excess, if any, of total amounts payable over
              Available Funds, which excess is to be transferred by the Indenture Trustee to or upon the order of the General Partners from amounts withdrawn from the Pre-Funding Account
              in respect of transfers of Subsequent Receivables)                                                             ($0.00)

           Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback Subaccount)
              to cover the excess, if any, of total amount payable over Available Funds (see IV
              above)                                                                                                          $0.00
                                                                                                               ---------------------

           Amount remaining on deposit in the Reserve Account (other than the Class A-1 Holdback
              Subaccount) after the Distribution Date                                                                        ($0.00)
                                                                                                               =====================

    XI.    Class A-1 Holdback Subaccount:

           Class A-1 Holdback Amount:

           Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date, as
              applicable,                                                                                                     $0.00

           Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing
              Agreement) is greater than $0 (the Original Pool Balance after giving effect to the transfer of Subsequent Receivables on the Distribution Date or on a Subsequent
              Transfer Date preceding the Distribution Date))                                                                 $0.00

           Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to cover a
              Class A-1 Maturity Shortfall (see IV above)                                                                     $0.00

           Less withdrawal, if any, of amount remaining in the Class A-1 Holdback Subaccount on the
              Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the
              Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of
              withdrawal to be released by the Indenture Trustee to the General Partners)                                     $0.00
                                                                                                               ---------------------

           Class A-1 Holdback Subaccount immediately following the Distribution Date                                          $0.00
                                                                                                               =====================



                                Page 9 (1997-A)

   XII.    Calculation of Servicing Fees

           Aggregate Principal Balance as of the first day of
             the Monthly Period                                      $297,255,673.90
           Multiplied by Basic Servicing Fee Rate                               1.00%
           Multiplied by Months per year                                    0.083333%
                                                                ---------------------

           Basic Servicing Fee                                                                 $247,713.06

           Less: Backup Servicer Fees (annual rate of 1 bp)                                          $0.00

           Supplemental Servicing Fees                                                               $0.00
                                                                                        -------------------

           Total of Basic Servicing Fees and Supplemental Servicing Fees                                                $247,713.06
                                                                                                               =====================

   XIII.   Information for Preparation of Statements to Noteholders

           a.  Aggregate principal balance of the Notes as of first day of Monthly Period
                                 Class A-1 Notes                                                                              $0.00
                                 Class A-2 Notes                                                                              $0.00
                                 Class A-3 Notes                                                                     $15,505,598.51
                                 Class A-4 Notes                                                                    $165,330,000.00
                                 Class A-5 Notes                                                                     $83,170,000.00

           b.  Amount distributed to Noteholders allocable to principal
                                 Class A-1 Notes                                                                              $0.00
                                 Class A-2 Notes                                                                              $0.00
                                 Class A-3 Notes                                                                     $11,412,303.86
                                 Class A-4 Notes                                                                              $0.00
                                 Class A-5 Notes                                                                              $0.00

           c.  Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                                 Class A-1 Notes                                                                              $0.00
                                 Class A-2 Notes                                                                              $0.00
                                 Class A-3 Notes                                                                      $4,093,294.65
                                 Class A-4 Notes                                                                    $165,330,000.00
                                 Class A-5 Notes                                                                     $83,170,000.00

           d.  Interest distributed to Noteholders
                                 Class A-1 Notes                                                                              $0.00
                                 Class A-2 Notes                                                                              $0.00
                                 Class A-3 Notes                                                                         $82,696.53
                                 Class A-4 Notes                                                                        $912,759.38
                                 Class A-5 Notes                                                                        $471,296.67

           e.  Remaining Certificate Balance                                                                         $31,812,757.52

           f.  1.  Class A-1 Interest Carryover Shortfall, if any (and change in amount
                   from preceding statement)                                                                                  $0.00
               2.  Class A-2 Interest Carryover Shortfall, if any (and change in amount
                   from preceding statement)                                                                                  $0.00
               3.  Class A-3 Interest Carryover Shortfall, if any (and change in amount
                   from preceding statement)                                                                                  $0.00
               4.  Class A-4 Interest Carryover Shortfall, if any (and change in amount
                   from preceding statement)                                                                                  $0.00
               5.  Class A-5 Interest Carryover Shortfall, if any (and change in amount
                   from preceding statement)                                                                                  $0.00
               7.  Certificate Interest Carryover Shortfall, if any (and change in amount
                   from preceding statement)                                                                                  $0.00
               8.  Certificate Principal Carryover Shortfall, if any (and change in amount
                   from preceding statement)                                                                                  $0.00



                                Page 10 (1997-A)

   XIV.    Information for Preparation of Statements to Noteholders (continued)
           g.           Amount distributed payable out of amounts withdrawn from or pursuant to:
                        1.  Reserve Account                                                          $0.00
                        2.  Spread Account Class A-1 Holdback Subaccount                             $0.00
                        3.  Claim on the Note Policy                                                 $0.00

           h.           Remaining Pre-Funded Amount                                                                           $0.00

           i.           Remaining Reserve Amount                                                                             ($0.00)

           j.           Amount on deposit on Class A-1 Holdback Subaccount                                                    $0.00

           k.           Prepayment amounts
                                 Class A-1 Prepayment Amount                                                                  $0.00
                                 Class A-2 Prepayment Amount                                                                  $0.00
                                 Class A-3 Prepayment Amount                                                                  $0.00
                                 Class A-4 Prepayment Amount                                                                  $0.00
                                 Class A-5 Prepayment Amount                                                                  $0.00

           l.            Prepayment Premiums
                                 Class A-1 Prepayment Premium                                                                 $0.00
                                 Class A-2 Prepayment Premium                                                                 $0.00
                                 Class A-3 Prepayment Premium                                                                 $0.00
                                 Class A-4 Prepayment Premium                                                                 $0.00
                                 Class A-5 Prepayment Premium                                                                 $0.00

           m.           Total of Basic Servicing Fee, Supplemental Servicing
                           Fees and other fees, if any, paid by the Trustee on
                           behalf of the Trust                                                                          $247,713.06

           n.           Note Pool Factors (after giving effect to distributions
                           on the Distribution Date)
                                 Class A-1 Notes                                                                         0.00000000
                                 Class A-2 Notes                                                                         0.00000000
                                 Class A-3 Notes                                                                         0.03168921
                                 Class A-4 Notes                                                                         1.00000000
                                 Class A-5 Notes                                                                         1.00000000

    XV.    Information for Preparation of Statements to Certificateholders
           a.           Aggregate Certificate Balance as of first day of Monthly
                           Period                                                                                    $33,250,075.39

           b.           Amount distributed to Certificateholders allocable to
                           principal                                                                                  $1,437,317.87

           c.           Aggregate Certificate Balance (after giving effect to
                           distributions on the Distribution Date)                                                   $31,812,757.52

           d.           Interest distributed to  Certificateholders                                                     $184,260.83

           e.           Remaining Certificate Balance                                                                $31,812,757.52

           f.           Aggregate principal balance of the Notes (after giving
                           effect to distributions on the Distribution Date)
                                 Class A-1 Notes                                                                              $0.00
                                 Class A-2 Notes                                                                              $0.00
                                 Class A-3 Notes                                                                      $4,093,294.65
                                 Class A-4 Notes                                                                    $165,330,000.00
                                 Class A-5 Notes                                                                     $83,170,000.00

           g.           1.  Class A-1 Interest Carryover Shortfall, if any,
                            (and change in amount from preceding statement)                                                   $0.00
                        2.  Class A-2 Interest Carryover Shortfall, if any,
                            (and change in amount from preceding statement)                                                   $0.00
                        3.  Class A-3 Interest Carryover Shortfall, if any,
                            (and change in amount from preceding statement)                                                   $0.00
                        4.  Class A-4 Interest Carryover Shortfall, if any,
                            (and change in amount from preceding statement)                                                   $0.00
                        5.  Class A-5 Interest Carryover Shortfall, if any,
                            (and change in amount from preceding statement)                                                   $0.00
                        7.  Certificate Interest Carryover Shortfall, if any,
                            (and change in amount from preceding statement)                                                   $0.00
                        8.  Certificate Principal Carryover Shortfall, if any,
                            (and change in amount from preceding statement)                                                   $0.00

           h.           Amount distributed payable out of amounts withdrawn from
                           or pursuant to:
                        1.  Reserve Account                                                          $0.00
                        2.  Spread Account                                                           $0.00
                        3.  Claim on the Certificate Policy                                          $0.00

           i.           Remaining Pre-Funded Amount                                                                           $0.00

           j.           Remaining Reserve Amount                                                                             ($0.00)

           k.           Certificate Prepayment Amount                                                                         $0.00

           l.           Certificate Prepayment Premium                                                                        $0.00

           m.           Total of Basic Servicing Fee, Supplemental Servicing
                           Fees and other fees, if any, paid by the Trustee on
                           behalf of the Trust                                                                          $247,713.06

           n.           Certificate Pool Factor (after giving effect to
                           distributions on the Distribution Date)                                                       0.41048719



                                Page 11 (1997-A)

    XVI.       Pool Balance and Aggregate Principal Balance

               Original Pool Balance at beginning of Monthly Period                                                 $774,999,994.84
               Subsequent Receivables                                                                                         $0.00
                                                                                                               ---------------------
               Original Pool Balance at end of Monthly Period                                                       $774,999,994.84
                                                                                                               =====================

               Aggregate Principal Balance as of preceding Accounting Date                                           297,255,673.90
               Aggregate Principal Balance as of current Accounting Date                                            $284,406,052.17


               Monthly Period Liquidated Receivables                                      Monthly Period Administrative Receivables

                                 Loan #                          Amount                                 Loan #             Amount
                                 ------                          ------                                 ------             ------
               see attached listing                          $2,234,303.02                see attached listing                 -
                                                                     $0.00                                                 $0.00
                                                                     $0.00                                                 $0.00
                                                                     $0.00                                                 $0.00
                                                            ---------------                                               -------
                                                             $2,234,303.02                                                 $0.00
                                                            ===============                                               =======

XVIII.         Delinquency Ratio

               Sum of Principal Balances (as of the Accounting Date) of all
                 Receivables delinquent more than 30 days with respect to all or any portion of a Scheduled Payment
                 as of the Accounting Date                                                  $19,157,586.53

               Aggregate Principal Balance as of the Accounting Date                       $284,406,052.17
                                                                                        -------------------

               Delinquency Ratio                                                                                        6.73599819%
                                                                                                                ====================



           IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                        ARCADIA  FINANCIAL  LTD.


                                        By:
                                           -------------------------------------
                                        Name: Scott R. Fjellman
                                              ----------------------------------
                                        Title: Vice President / Securitization
                                               ---------------------------------



                                Page 12 (1997-A)

                  OLYMPIC AUTOMOBILE RECEIVABLES TRUST 1997 - A

                             PERFORMANCE INFORMATION

                  FOR THE MONTHLY PERIOD ENDING AUGUST 31, 1999


     I.    ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION     $775,000,000.00

                                 AGE OF POOL (IN MONTHS)                     30

    II.    Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date) of all
              Receivables delinquent more than 30 days with respect to all or any portion of a Scheduled Payment
              as of the Accounting Date                                                     $19,157,586.53

           Aggregate Principal Balance as of the Accounting Date                           $284,406,052.17
                                                                                        -------------------

           Delinquency Ratio                                                                                             6.73599819%
                                                                                                               =====================


   III.    Average Delinquency Ratio

           Delinquency ratio - current Determination Date                                       6.73599819%

           Delinquency ratio - preceding Determination Date                                     6.23677965%

           Delinquency ratio - second preceding Determination Date                              5.64054429%
                                                                                        -------------------


           Average Delinquency Ratio                                                                                     6.20444071%
                                                                                                               =====================


    IV.    Default Rate

           Cumulative balance of defaults as of the preceding Accounting Date                                       $108,142,617.93

           Add:         Sum of Principal Balances (as of the Accounting Date) of
                           Receivables that became Liquidated Receivables during
                           the Monthly Period or that became Purchased
                           Receivables during Monthly Period (if delinquent more
                           than 30 days with respect to any portion of a
                           Scheduled Payment at time of purchase)                                                     $2,234,303.02
                                                                                                               ---------------------

           Cumulative balance of defaults as of the current Accounting Date                                         $110,376,920.95

                        Sum of Principal Balances (as of the Accounting Date)
                           of 90+ day delinquencies                                           4,348,431.94

                             Percentage of 90+ day delinquencies applied to
                               defaults                                                             100.00%           $4,348,431.94
                                                                                        -------------------    ---------------------

           Cumulative balance of defaults and 90+ day delinquencies as of
               the current Accounting Date                                                                          $114,725,352.89
                                                                                                               =====================

     V.    Cumulative Default Rate as a % of Original Principal Balance

           Cumulative Default Rate - current Determination Date                                 14.8032713%

           Cumulative Default Rate - preceding Determination Date                               14.4481362%

           Cumulative Default Rate - second preceding Determination Date                        14.0518280%



                                Page 1 (1997-A)

    VI.    Net Loss Rate

           Cumulative net losses as of the preceding Accounting Date                                                 $51,657,186.95

           Add:         Aggregate of Principal Balances as of the Accounting
                           Date (plus accrued and unpaid interest thereon to the
                           end of the Monthly Period) of all Receivables that
                           became Liquidated Receivables or that became
                           Purchased Receivables and that were delinquent more
                           than 30 days with respect to any portion of a
                           Scheduled Payment as of the Accounting Date                       $2,234,303.02
                                                                                        -------------------

                   Liquidation Proceeds received by the Trust                               ($1,905,960.10)             $328,342.92
                                                                                        -------------------    ---------------------

           Cumulative net losses as of the current Accounting Date                                                   $51,985,529.87

                   Sum of Principal Balances (as of the Accounting Date)
                      of 90+ day delinquencies                                               $4,348,431.94

                        Percentage of 90+ day delinquencies applied to losses                        40.00%           $1,739,372.78
                                                                                        -------------------    ---------------------

           Cumulative net losses and 90+ day delinquencies as of the current
             Accounting Date                                                                                         $53,724,902.65
                                                                                                               =====================

   VII.    Cumulative Net Loss Rate as a % of Original Principal Balance

           Cumulative Net Loss Rate - current Determination Date                                                          6.9322455%

           Cumulative Net Loss Rate - preceding Determination Date                                                        6.8631435%

           Cumulative Net Loss Rate - second preceding Determination Date                                                 6.6554616%



   VIII.   Classic/Premier Loan Detail

                                                                   Classic                   Premier                     Total
                                                                   -------                   -------                     -----
           Aggregate Loan Balance, Beginning                    $ 154,305,198.33           $142,950,475.57          $297,255,673.90
             Subsequent deliveries of Receivables                           0.00                      0.00                     0.00
             Prepayments                                           (1,801,869.02)            (2,538,686.06)           (4,340,555.08)
             Normal loan payments                                  (3,049,438.00)            (3,225,325.63)           (6,274,763.63)
             Defaulted Receivables                                 (1,502,253.61)              (732,049.41)           (2,234,303.02)
             Administrative and Warranty Receivables                        0.00                      0.00                     0.00
                                                          -----------------------    ----------------------    ---------------------
           Aggregate Loan Balance, Ending                        $147,951,637.70           $136,454,414.47          $284,406,052.17
                                                          =======================    ======================    =====================

           Delinquencies                                           12,915,576.34              6,242,010.19           $19,157,586.53
           Recoveries                                              $1,222,800.71               $683,159.39            $1,905,960.10
           Net Losses                                                 279,452.90                 48,890.02              $328,342.92

   VIII.   Other Information Provided to FSA

           A.  Credit Enhancement Fee information:

               Aggregate Principal Balance as of the Accounting Date                       $284,406,052.17
               Multiplied by: Credit Enhancement Fee (19 bp's) * (30/360)                           0.0158%
                                                                                        -------------------
                    Amount due for current period                                                                        $45,030.96
                                                                                                               =====================


           B.  Dollar amount of loans that prepaid during the Monthly Period                                          $4,340,555.08
                                                                                                               =====================

               Percentage of loans that prepaid during the Monthly Period                                                1.52618239%
                                                                                                               =====================



                                Page 2 (1997-A)

            Spread Account Information                                                            $                         %

            Beginning Balance                                                               $15,807,897.17               5.55821406%

            Deposit to the Spread Account                                                    $1,541,642.47               0.54205684%
            Spread Account Additional Deposit                                                $1,000,000.00               0.35160996%
            Withdrawal from the Spread Account                                                       $0.00               0.00000000%
            Disbursements of Excess                                                         ($2,511,478.40)             -0.88306081%
            Interest earnings on Spread Account                                                 $70,362.41               0.02474012%
                                                                                        -------------------    ---------------------

            Sub-Total                                                                       $15,908,423.65               5.59356017%
            Spread Account Recourse Reduction Amount                                         $4,000,000.00               1.40643983%
                                                                                        --------------------------------------------
            Ending Balance                                                                  $19,908,423.65               7.00000000%
                                                                                        ============================================


            Specified Balance pursuant to Section 3.03 of the
                 Spread Account Agreement among Olympic Financial Ltd.,
                 Olympic Receivables Finance Corp., Financial Security
                 Assurance Inc. and Norwest Bank Minnesota, National Association            $19,908,423.65               7.00000000%
                                                                                        ============================================

    X.     Trigger Events
           Cumulative Loss and Default Triggers as of March 3, 1997
           ------------------------------------------------------------------------------------------------------------------------

                                                       Loss               Default            Loss Event           Default Event
                   Month                           Performance          Performance          of Default            of Default
           ------------------------------------------------------------------------------------------------------------------------
                     3                                0.85%                 2.04%              1.06%                  2.56%
                     6                                1.70%                 4.08%              2.12%                  5.10%
                     9                                2.46%                 5.91%              3.07%                  7.39%
                    12                                3.14%                 7.55%              3.92%                  9.44%
                    15                                4.04%                 9.72%              5.05%                 12.16%
                    18                                4.86%                11.70%              6.07%                 14.63%
                    21                                5.58%                13.42%              6.97%                 16.78%
                    24                                6.20%                14.92%              7.75%                 18.66%
                    27                                6.52%                15.70%              8.15%                 19.63%
                    30                                6.79%                16.33%              8.48%                 20.43%
                    33                                7.02%                16.89%              8.77%                 21.11%
                    36                                7.21%                17.36%              9.02%                 21.71%
                    39                                7.31%                17.59%              9.13%                 21.99%
                    42                                7.38%                17.77%              9.23%                 22.21%
                    45                                7.44%                17.92%              9.30%                 22.40%
                    48                                7.50%                18.04%              9.37%                 22.56%
                    51                                7.54%                18.14%              9.42%                 22.69%
                    54                                7.57%                18.23%              9.46%                 22.79%
                    57                                7.60%                18.29%              9.50%                 22.87%
                    60                                7.62%                18.34%              9.52%                 22.93%
                    63                                7.63%                18.37%              9.54%                 22.97%
                    66                                7.64%                18.39%              9.55%                 23.00%
                    69                                7.65%                18.40%              9.56%                 23.01%
                    72                                7.65%                18.41%              9.56%                 23.02%
           ------------------------------------------------------------------------------------------------------------------------

           Average Delinquency Ratio equal to or greater than 7.33%                     Yes________            No____X____

           Cumulative Default Rate (see above table)                                    Yes________            No____X____

           Cumulative Net Loss Rate (see above table)                                   Yes___X_____           No________

           Trigger Event that occurred as of a prior Determination Date
              is Deemed Cured as of current Determination Date                          Yes________            No____X____

    XI.    Insurance Agreement Events of Default

           To the knowledge of the Servicer, an Insurance Agreement
              Event of Default has occurred                                             Yes________            No____X____

           To the knowledge of the Servicer, a Capture Event has occurred and be
              continuing                                                                Yes________            No____X____

           To the knowledge of the Servicer, a prior Capture Event has been
              cured by a permanent waiver                                               Yes________            No____X____

           IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                        ARCADIA  FINANCIAL  LTD.

                                        By:
                                           -------------------------------------

                                        Name: Scott R. Fjellman
                                              ----------------------------------
                                        Title: Vice President / Securitization
                                              ----------------------------------



                                Page 3 (1997-A)